UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2023

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2023, Golden Matrix Group, Inc. (the “Company”, “we” and “us”) issued a press release disclosing its results of operations for the twelve-month period ended October 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The Company also posted a presentation relating to its results of operations for the twelve-month period ended October 31, 2022 on its website at www.goldenmatrix.com/highlights (which information from such website is not incorporated by reference into this Current Report on Form 8-K), a copy of which presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information contained in this Current Report and Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in the press release and presentation. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Press Release of Golden Matrix Group, Inc., dated January 30, 2023
99.2*	Presentation of Golden Matrix Group, Inc. regarding the twelve-month period ended October 31, 2022
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

FORWARD-LOOKING STATEMENTS

Certain statements made in this Current Report on Form 8-K and the press release and presentation attached contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

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Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Purchase Agreement on the terms set forth in, and pursuant to the required timing set forth in, the Sale and Purchase Agreement of Share Capital (the “Purchase Agreement”) entered into between the Company and Aleksandar Milovanovic, Zoran Milosevic and Snezana Bozovic (the “Sellers”), on January 11, 2023 (the “Purchase Agreement”), if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the Company or the Sellers (collectively, the “Purchase Agreement Parties”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of the Company to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the ability to obtain approval by the Company’s shareholders on the expected schedule of the transactions contemplated by the Purchase Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of the Company following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which Purchase Agreement Parties operate; the impact of the COVID-19 pandemic on the Company; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the Company’s lack of effective internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2022. These reports are available at www.sec.gov.

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The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Purchase Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote, proxy or approval in connection with the Purchase Agreement or related transactions. In connection with the transactions contemplated by the Purchase Agreement, the Company plans to file with the Securities and Exchange Commission (SEC) a proxy statement to seek shareholder approval for the Purchase Agreement and the issuance of shares of common stock in connection therewith, which, when finalized, will be sent to the shareholders of the Company seeking their approval of the respective transaction-related proposals, as well as other documents regarding the proposed transactions. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PURCHASE AGREEMENT AND THE PROPOSED PURCHASE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, https://goldenmatrix.com/investors-overview. Documents filed with the SEC by the Company will be available free of charge on the “Investors,” “SEC Filings” page of our website at https://goldenmatrix.com/investors-overview/sec-filings/ or, alternatively, by directing a request by mail, email or telephone to the Company at 3651 Lindell Road, Suite D131, Las Vegas, NV 89103; ir@goldenmatrix.com; or (702) 318-7548, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of the Company in respect of the transactions contemplated by the Purchase Agreement under the rules of the SEC. Information about the Company’s directors and executive officers and their ownership of the Company is available in the Company’s Annual Report on Form 10-K for the year ended October 31, 2022, Filed with the SEC on January 30, 2023.

The Sellers, the target companies, and their respective directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Purchase Agreement. A list of the names of such parties and information regarding their interests in the Purchase Agreement will be included in the proxy statement for the Purchase Agreement when available.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Purchase Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Purchase Agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: January 30, 2023	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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